FIFTH THIRD FUNDS

Supplement Dated January 17, 2012 to the
Combined Statement of Additional Information dated November 23, 2011

Fifth Third Small Cap Growth Fund	Fifth Third LifeModel Aggressive Fund
Fifth Third Mid Cap Growth Fund	Fifth Third LifeModel Moderately Aggressive Fund
Fifth Third Quality Growth Fund	Fifth Third LifeModel Moderate Fund
Fifth Third Dividend Growth Fund	Fifth Third LifeModel Moderately Conservative Fund
Fifth Third Micro Cap Value Fund	Fifth Third LifeModel Conservative Fund
Fifth Third Small Cap Value Fund	Fifth Third High Yield Bond Fund
Fifth Third All Cap Value Fund	Fifth Third Total Return Bond Fund
Fifth Third Disciplined Large Cap Value Fund	Fifth Third Short Term Bond Fund
Fifth Third Structured Large Cap Plus Fund	Fifth Third Prime Money Market Fund
Fifth Third Equity Index Fund	Fifth Third Institutional Money Market Fund
Fifth Third International Equity Fund	Fifth Third U.S. Treasury Money Market Fund
Fifth Third Strategic Income Fund	Fifth Third Institutional Government Money Market Fund

Shareholders are advised that, effective January 13, 2012, Scott G. Richter is no longer a portfolio manager for the All Cap Value Fund and Disciplined Large Cap Value Fund. All references to Mr. Richter contained in the Statement of Additional Information are hereby deleted.

Effective January 13, 2012, the section entitled “Portfolio Management Information-Securities Ownership” beginning on page 67 of the Statement of Additional Information was supplemented with the following:

Name of Portfolio Manager	Fund	Dollar Range of Equity Securities
Peter M. Klein	Disciplined Large Cap Value Fund	$50,001-$100,000

Effective immediately, the third and fourth paragraphs of the section entitled “Disclosure of Portfolio Holdings” beginning on page 47 of the Statement of Additional Information are hereby deleted in their entirety and replaced with the following:

A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if the CCO determines that such disclosure is in the best interests of the Fund’s shareholders. In addition, the third party receiving the non-public portfolio holdings will be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to entities who provide on-going services to the Funds in connection with their day-to-day operations and management, including but not limited to the Funds’ adviser and its affiliates, sub-advisers, and the Funds’ custodian, sub-administration and accounting services provider, brokers and/or dealers engaged in fund transactions, independent accounting firm, fund counsel, class action service provider, website vendor and proxy voting service provider. The Adviser will maintain a list of persons who receive non-public portfolio holdings.

Except for entities that utilize FTAM model portfolios (e.g., overlay managers and wrap sponsors) which may or may not closely resemble Fund portfolios, non-public portfolio holdings may not be disseminated for compensation or other consideration.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT
WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

FTF-SAIS0117